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                                                                 EXHIBIT 10.13.3
                               TSW INTERNATIONAL, INC.
                                1994 STOCK OPTION PLAN

                    Amended and Restated Effective April 29, 1997


     Section 1. PURPOSE AND TYPES OF OPTIONS TO BE GRANTED HEREUNDER. The purpose of the TSW International, Inc. 1994 Stock Option Plan (the "Plan") is to provide a means whereby TSW International, Inc. (the "Company") will, through the grant of options to purchase common stock of the Company, attract and retain highly qualified and competent employees and directors and motivate such employees and directors to exert their best efforts on behalf of the Company and any "Subsidiary" (as hereinafter defined) of the Company. As used herein, the term "Subsidiary" means any subsidiary of the Company within the definition of "subsidiary corporation" in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), and the term "Parent" shall mean any corporation within the definition of "parent corporation" in Section 424(e) of the Code. Subject to compliance with the provisions of the Plan and the Code, Incentive Stock Options as defined in Section 422(b) of the Code ("ISOs") and options not satisfying the definition of ISOs in the Code ("Nonqualified Options") may be authorized and made available under the Plan (any of such ISOs and Nonqualified Options may hereinafter sometimes be collectively referred to as "Options" or singularly as an "Option").

     Section 2.  ELIGIBILITY: NUMBER OF SHARES AVAILABLE UNDER PLAN.

     (a) The persons eligible to participate in the Plan as recipients of ISOs and Nonqualified Options, or either of them (hereinafter referred to as "employees"), shall be determined by the Committee (as hereinafter defined) in its absolute discretion and shall include directors of the Company (for Nonqualified Options only) and key employees of the Company or of any Subsidiary.

     (b) The Company hereby allocates and reserves an aggregate number of 1,808,489 shares of the $.O1 par value common stock of the Company (the "Shares") for the grant of Options hereunder by the Company to directors of the Company and employees of the Company or of a Subsidiary thereof and the Company shall reserve and set aside in accordance with the Georgia Business Corporation Code, the number of authorized but unissued, or reacquired, Shares to be issued only on the exercise of any Options granted under the Plan. If any Option granted under the Plan shall terminate, expire, be reacquired by the Company or, with the consent of the optionee, be canceled as to any Shares, new Options may thereafter be granted with respect to such Shares. In addition, any Shares surrendered as consideration upon exercise of any Option shall be included in the number of Shares thereafter available to be granted as Options. The maximum number of Shares covered by Options granted under the Plan to any eligible optionee during any calendar year shall be 500,000.

     In no event shall the aggregate fair market value (determined as of the time the option is granted) of Shares with respect to which an ISO is initially exercisable by the holder thereof in any calendar year under all such plans of the Company, its Parent (if any) and any Subsidiary exceed $100,000.


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     Section 3.  ADMINISTRATION OF THE PLAN.

     (a) ESTABLISHMENT OF COMMITTEE. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors as established and appointed by the Board of Directors of the Company from time to time. In the event the Board of Directors elects not to constitute the Committee from time to time or wishes to grant Options or otherwise exercise the functions of the Committee, then the Board of Directors shall have the rights, power and responsibilities of the Committee hereunder as if the Board were the "Committee" referred to in this Agreement.

     (b) RESPONSIBILITIES OF COMMITTEE. Subject to the terms hereof, the Committee shall have the plenary authority in its discretion to (i) determine and designate those individuals to whom an Option or Options shall be granted;
(ii) authorize and grant of ISOs or Nonqualified Options, and the price, term of payment and other terms thereof; (iii) determine the number of Shares subject to each such Option; (iv) determine the time or times when and the manner in which each such Option shall be exercisable, whether in full or in installments, and the duration of such exercise period; and (v) determine the terms and provisions (and amendments thereof) of each Option Agreement (as hereinafter defined) (which need not be identical), including such terms, provisions and amendments as shall be required by the Committee in its discretion to conform to any law or regulation or any change thereof. The Committee shall designate each such Option as either an ISO or Nonqualified Option at the time of the grant thereof and such designation shall remain unchanged thereafter.

     (c) INTERPRETATION OF THE PLAN. The Committee shall have the plenary authority in its discretion to interpret the Plan, prescribe, amend or rescind any rules and regulations necessary or appropriate for the administration of the Plan, and take such other actions as it deems necessary or advisable to fully implement the terms and the spirit hereof, except as otherwise expressly provided herein. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive upon any optionee, unless otherwise provided herein.

     Section 4. TERMS AND CONDITIONS. Each Option hereunder shall be evidenced by a written agreement (the "Option Agreement"), which need not be identical with other Option Agreements, in form and substance satisfactory to the Committee and in accordance with the following express terms and conditions and such other terms and conditions as the Committee may deem appropriate:

     (a) OPTION PERIOD. The term of each Option shall be fixed by the Committee, but no ISO shall be exercisable more than 10 years after the date the ISO is granted; provided, however that for any ISO granted to any employee who at the time of such grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Parent (if any) or Subsidiaries, such ISO shall not be exercisable more than five (5) years after the date of grant.


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     (b)  OPTION PRICE.

          (i) ISO PRICE. Upon the grant of an ISO hereunder, the option price per Share shall be determined by the Committee at the time of such grant, and shall not be less than the fair market value (and in no event less than the par value) of each Share on the date the ISO is granted. The option price per share for an ISO granted to an optionee who owns an aggregate number of shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, its Parent (if any) or any Subsidiary shall be at least 110 percent of the fair market value of each Share.

          (ii) NONQUALIFIED OPTION PRICE. For any Nonqualified Options granted hereunder, the option price per Share shall be determined by the Committee at the time any such Nonqualified Option is granted and may be greater than, equal to or less than the fair market value (but in no event less than the par value) of a Share at the time such Nonqualified Option is granted.

     (c) EXERCISE OF OPTION. Subject to the provisions of this Plan, any Option granted hereunder shall be exercised only at such time or times as determined by the Committee at the time of the grant thereof and as set forth in the Option Agreement.

     (d) OUTSTANDING ISOS. ISOs shall be exercisable whether or not any previously granted ISO has been exercised in full or expired by reason of lapse of time or otherwise.

     (e) PAYMENT OF PURCHASE PRICE UPON EXERCISE. The purchase price of the Shares subject to any Option hereunder shall be paid to the Company at the time of exercise (i) in cash, or (ii) in such other consideration as the Committee deems appropriate at the time of grant of such Option or subsequent thereto.

     (f) EXERCISE UPON TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, in its sole discretion, upon the termination of an optionee's employment (i) for reason of disability, all rights to exercise the Option shall expire ninety (90) days following termination, (ii) for reason of death, all rights to exercise the Option shall expire one-hundred and eighty (180) days following the date of death, or (iii) for any other reason, all rights to exercise the Option shall expire sixty (60) days following termination. In determining whether to exercise its discretion under the first sentence of this
Section 4(f) with respect to an ISO, the Committee may consider the provisions of Section 422 of the Code.

     (g) NONTRANSFERABILITY. No Option granted under the Plan shall be transferable by any optionee other than by will or the laws of decent and distribution, and an Option is exercisable during the optionee's lifetime only by such optionee.

     (h) NOTICE OF DISQUALIFYING DISPOSITION. Each ISO granted under the Plan shall provide that the employee receiving such ISO will notify the Company, in writing to the attention of its Secretary, in the event that, prior to the later of two years after the grant of such ISO or one year after the issuance of any Shares to him upon exercise of such ISO, he shall


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dispose of such Shares, such notice to state the date of disposition, the nature of the disposition and the price, if any, received for the Shares.

     (i) INVESTMENT REPRESENTATION. Each Option Agreement shall contain the requirement that, upon demand by the Committee and prior to the delivery of any Shares to be acquired thereunder, the optionee shall deliver to the Committee a written representation in form and substance satisfactory to the Committee, affirming that the Shares to be acquired by optionee thereby, if not registered pursuant to applicable state and/or federal securities laws, shall be acquired for investment purposes only and not for resale or with a view to the distribution thereof.

     (j) ADJUSTMENTS. In the event of any change in the capital of the Company by reason of any stock dividend, recaptialization, reorganization, merger, consolidation, split-up, combination or exchange of Shares, any rights offering to purchase Shares at a price substantially below fair market value, or of any similar change affecting the Shares, then, in any such event, the number and kind of Shares subject to an Option and the purchase price per Share shall be appropriately adjusted consistent therewith in accordance with Treasury Regulation Section 1.425-1(a); however, in the case of a merger or consolidation, the Committee may determine that adjustments are not appropriate under the circumstances. Any adjustment(s) so made shall be final and binding upon optionee.

     (k) ISOS. Each Option Agreement for the grant of an ISO thereby shall contain such terms and provisions as the Committee deems necessary or desirable to qualify such Option as an ISO within the meaning of Section 422 of the Code, provided, however, that in no event shall the Company be liable to an optionee or his beneficiary for any income tax, gift tax or other consequences to same should such Option fail to qualify as an ISO.

     (l) NO RIGHTS AS SHAREHOLDER. No optionee shall have any rights as a shareholder of the Company thereof prior to the date of issuance of a certificate or certificates representing all or any portion of the Shares purchased pursuant to such Option.

     (m) NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and any Option granted hereunder shall not affect in any way whatsoever the employment or service of such optionee with the Company or any Subsidiary nor the right of the Company or the Subsidiary, as the case may be, to terminate optionee's employment or service with same.

     Section 5. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules and regulations, including, but not limited to, those of the United States and its states, and to such approvals by any government or regulatory agency as may be required.

     Section 6. AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company may from time to time amend, suspend or discontinue the Plan, provided, however, that, unless otherwise approved by a majority of the issued and outstanding shares of the Company and subject to the provisions of Section 4(j) hereof, the Board of Directors or the Committee may not


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(a) increase the number of Shares reserved for Options pursuant to Section 2; or
(b) change the class of employees eligible to receive options hereunder. The Board of Directors of the Company or the Committee, except as provided for in
Section 4(k), may not adjust the pricing for any Options. Without the written consent of an optionee, no amendment or suspension of the Plan shall alter or impair any Option previously granted to same under the Plan.

     Section 7. EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board of Directors of the Company, provided that the approval of the holders of a majority of the outstanding shares of stock of the Company entitled to vote thereon is secured within twelve months before or after the Plan is or was adopted by such Board. The Plan shall continue in effect until June 29, 2004, unless sooner terminated in accordance with Section 6 hereof. No Options shall be granted on or after June 29, 2004 unless the Plan is sooner terminated in accordance with Section 6 hereof, but Options granted while the Plan is in effect may extend beyond the effective date of the Plan.

     Section 8. WITHHOLDING ON EXERCISE OF OPTIONS. If upon the exercise of any Option granted under this Plan the Company or any Subsidiary is required to withhold or pay any amount under applicable federal and state law, either the optionee exercising the Option shall pay such amount to the Company or Subsidiary, as applicable, or the amount to Shares delivered by the Company upon exercise of the Option shall be appropriately reduced, to reimburse the Company or the Subsidiary for such payment.

     Section 9. TIME OF GRANTING OPTIONS. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Committee, the Board or the shareholders of the Company shall constitute the granting of any Option hereunder. The granting of an Option pursuant to the Plan shall take place only when a written Option Agreement shall have been duly executed and delivered by or on behalf of the Company and the individual (or his duly authorized attorney-in-fact) to whom such Option is to be granted.

     Section 10.  CHANGE IN CONTROL.

     (a) DEFINITION OF "CHANGE IN CONTROL." Unless otherwise determined by the Committee and set forth in each applicable Option Agreement, for purposes of
Section 10(b), a "Change in Control" means the occurrence of either of the following:

          (i) any "person", as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, a subsidiary, an affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company (or a successor to the Company) representing 50% or more of the combined voting power of the then outstanding securities of the Company or such successor;

          (ii) at any time that the Company has registered shares under the Exchange Act, at least 40% of the directors of the Company constitute persons who were not at the time of their first election to the Board, candidates proposed by a majority of the Board in office prior


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to the time of such first election; or

          (iii) (A) the dissolution of the Company or liquidation of more than 50% in value of the Company or a sale of assets involving 50% or more in value of the assets of the Company, (B) any merger or reorganization of the Company whether or not another entity is the survivor, (C) a transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, or (D) any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

     (b)  IMPACT OF EVENT. In the event of a "Change in Control" as defined in
Section 10(a), and except as the Committee (as constituted immediately prior to such Change in Control) may otherwise determine in its sole discretion, the following provisions shall apply:

          (i) any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested; and

          (ii) the value (net of any exercise price and required tax withholdings) of all outstanding Options, unless otherwise determined by the Committee at or after grant and subject to Rule 16b-3, shall be cashed out on the basis of the "Change in Control Price", as defined in Section 10(c), as of the date such Change in Control is determined to have occurred or such other date as the Board may determine prior to the Change in Control, provided, however, that the foregoing provisions shall only apply, with respect to the events described in Section l0(a)(i) and l0(a)(iii), to the extent so specifically determined by the Board in the exercise of the Board's discretion, which determination may be amended or reversed only by the affirmative vote of a majority of the persons who were directors at the time such determination was made.

     (c) CHANGE IN CONTROL PRICE. For purposes of this Section 10, "Change in Control Price" means the highest price per share paid in any transaction reported on any established stock exchange, national market system or other established market for the stock, or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding 60-day period as determined by the Board, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Board decides to cash out such Options.

     Section 11. GOVERNING LAW. This Plan shall be construed and interpreted in accordance with Georgia law, to the extent such construction and interpretation does not adversely affect the treatment of any Option intended to qualify as an ISO under the Code.

     Section 12. NAME. The Plan shall be know as the "TSW International, Inc. 1994 Stock Option Plan."


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